CURTISS-WRIGHT CORPORATION
RETIREMENT PLAN
As Amended and Restated effective January 1, 2010

FOURTH INSTRUMENT OF AMENDMENT

Recitals:

1.

Curtiss-Wright Corporation (the “Company”) has heretofore adopted the Curtiss-Wright Corporation Retirement Plan (the “Plan”) and has caused the Plan to be amended and restated in its entirety effective as of January 1, 2010.

2.

The Plan consists of two separate components: the EMD Component, which applies to eligible employees of Curtiss-Wright Electro-Mechanical Corporation as provided in the EMD appendix to the Plan (the “EMD Component”), and the CWC Component, which applies to other employees eligible to participate in the Plan (the “CWC Component”).

3.	Subsequent to the most recent amendment and restatement of the Plan, the Company has decided to amend the CWC Component for the following reasons:

a.

To reflect the terms of a new collective bargaining agreement covering employees of the Company’s Target Rock operations that (i) increases their benefit formula with respect to credited service earned on or after January 1, 2012, and (ii) excludes from Plan participation any such represented employee hired or rehired by, or transferred to, such operations after December 31, 2013;

	b.	To provide that certain former employees of Penny and Giles Drive Technologies and AP Services, LLC receive prior service credit for eligibility and vesting purposes;

c.

To provide that employees at the Company’s recently acquired Cimarron Energy operations and facilities receive prior service credit for eligibility and vesting purposes, but are not eligible to participate in the Plan while employed at such operations and facilities;

d.

To provide that if any participant entitled to a death benefit dies with his estate as beneficiary, whether or not the participant is in active employment, the death benefit (which is payable only in a lump sum) will be calculated assuming the beneficiary is the same age as the participant;

	e.	To address recent regulatory guidance regarding certain funding-based restrictions applicable to qualified defined benefit pension plans; and

	f.	To make clarifying changes that correct certain cross-references.

4.	Subsequent to the most recent amendment and restatement of the Plan, the Company has decided to amend the EMD Component for the following reasons:

a.

To reflect the terms of certain collective bargaining agreements between the Company and the IBEW AFL-CIO, Local 1914, and the Association of Westinghouse Salaried Employees, that provide for the exclusion from the EMD Component of all collectively bargained Employees (i) who are hired or rehired by, or transferred to, an Employer on or before December 31, 2013, and do not timely elect to participate in the EMD Component effective on or before January 1, 2014; or (ii) who are hired or rehired by, or transferred to, an Employer on or after January 1, 2014;

b.

To provide for the exclusion from the EMD Component of all other Employees (i) who are hired or rehired by, or transferred to, an Employer on or before December 31, 2013, and do not timely elect to participate in the EMD Component effective on or before January 1, 2014; or (ii) who are hired or rehired by, or transferred to, an Employer on or after January 1, 2014; and

	c.	To address recent regulatory guidance regarding certain funding-based restrictions applicable to qualified defined benefit pension plans.

5.	Articles 12.01 and 12.02 of the CWC Component permit the Company to amend the CWC Component, by written resolution, at any time and from time to time.

6.	Article 11.02(b) of the CWC Component authorizes the Administrative Committee under the Plan to adopt certain CWC Component amendments on behalf of the Company.

7.

Section 18.A of the EMD Component permits the Company, acting by written resolution of its Board of Directors (the “Board”) or a duly authorized delegate of the Board, to amend the EMD Component at any time and from time to time.

8.	Section 12.B.2 of the EMD Component authorizes the Administrative Committee under the Plan to adopt certain EMD Component amendments on behalf of the Company.

9.	The Plan amendments described herein shall be subject to approval by the Board.

Amendment:

For the reasons set forth in the Recitals to this Instrument of Amendment, the Plan is hereby amended in the following respects:

CWC Component

The CWC Component is amended as follows:

1.	Effective January 1, 2010, Article 7.12 is amended and restated in its entirety to read as follows:

	7.12.	Limitations Based on Funded Status of the Plan.

Notwithstanding any provision of the Plan to the contrary, the following provisions shall apply as required by Section 436 of the Code effective for Plan Years beginning on or after January 1, 2010:

(a)

Limitations Applicable if Plan’s Adjusted Funding Target Attainment Percentage Is Less than 80%, but Not Less than 60%. Notwithstanding any other provisions of the Plan, if the Plan’s adjusted funding target attainment percentage for a Plan Year is less than 80% (or would be less than 80% to the extent described in subparagraph (ii) below) but is not less than 60%, then the limitations set forth in this Article 7.12 apply.

(i)

50% Limitation on Single Sum Payments, Other Accelerated Forms of Distribution, and Other Prohibited Payments. A Participant or Beneficiary is not permitted to elect, and the Plan shall not pay, a single sum payment or other optional form of benefit that includes a prohibited payment with an annuity starting date on or after the applicable section 436 measurement date, and the Plan shall not make any payment for the purchase of an irrevocable commitment from an insurer to pay benefits or any other payment or transfer that is a prohibited payment, unless the present value of the portion of the benefit that is being paid in a prohibited payment does not exceed the lesser of:

				(A)	50% of the present value of the benefit payable in the optional form of benefit that includes the prohibited payment; or

				(B)	100% of the PBGC maximum benefit guarantee amount (as defined in Treasury regulations Section 1.436-1(d)(3)(iii)(C).

The limitation set forth in this subparagraph (i) does not apply to any payment of a benefit which under Code Section 411(a)(11) may be immediately distributed without the consent of the Participant.

If an optional form of benefit that is otherwise available under the terms of the Plan is not available to a Participant or Beneficiary as of the annuity starting date because of the application of the requirements of this subparagraph (i), the Participant or Beneficiary is permitted to elect to bifurcate the benefit into unrestricted and restricted portions (as described in Treasury regulations Section 1.436-1(d)(3)(iii)(D)). The Participant or Beneficiary may also elect any other optional form of benefit otherwise available under the Plan at that annuity starting date that would satisfy the 50%/PBGC maximum benefit guarantee amount limitation described in this subparagraph (i), or may elect to defer the entire benefit in accordance with any general right to defer commencement of benefits under the Plan.

(ii)

Plan Amendments Increasing Liability for Benefits. No amendment to the Plan that has the effect of increasing liabilities of the Plan by reason of increases in benefits, establishment of new benefits, changing the rate of benefit accrual, or changing the rate at which benefits become nonforfeitable shall take effect in a Plan Year if the adjusted funding target attainment percentage for the Plan Year is:

		(A)	Less than 80%; or

		(B)	80% or more, but would be less than 80% if the benefits attributable to the amendment were taken into account in determining the adjusted funding target attainment percentage.

The limitation set forth in this subparagraph (ii) does not apply to any Plan amendment that provides a benefit increase under a Plan formula that is not based on compensation, provided that the rate of such increase does not exceed the contemporaneous rate of increase in the average wages of Participants covered by the amendment.

(b)

Limitations Applicable if Plan’s Adjusted Funding Target Attainment Percentage Is Less than 60%. Notwithstanding any other provisions of the Plan, if the Plan’s adjusted funding target attainment percentage for a Plan Year is less than 60% (or would be less than 60% to the extent described in subparagraph (ii) below), then the limitations in this paragraph (b) apply.

(i)

Single Sums, Other Accelerated Forms of Distribution, and Other Prohibited Payments Not Permitted. A Participant or Beneficiary is not permitted to elect, and the Plan shall not pay, a single sum payment or other optional form of benefit that includes a prohibited payment with an annuity starting date on or after the applicable section 436 measurement date, and the Plan shall not make any payment for the purchase of an irrevocable commitment from an insurer to pay benefits or any other payment or transfer that is a prohibited payment. The limitation set forth in this subparagraph (i) does not apply to any payment of a benefit which under Code Section 411(a)(11) may be immediately distributed without the consent of the Participant.

(ii)

Shutdown Benefits and Other Unpredictable Contingent Event Benefits Not Permitted to Be Paid. An unpredictable contingent event benefit with respect to an unpredictable contingent event occurring during a Plan Year shall not be paid if the adjusted funding target attainment percentage for the Plan Year is:

		(A)	Less than 60%; or

(B)

60% or more, but would be less than 60% if the adjusted funding target attainment percentage were redetermined applying an actuarial assumption that the likelihood of occurrence of the unpredictable contingent event during the Plan Year is 100%.

(iii)

Benefit Accruals Frozen. Benefit accruals under the Plan shall cease as of the applicable section 436 measurement date. In addition, if the Plan is required to cease benefit accruals under this subparagraph (iii), then the Plan is not permitted to be amended in a manner that would increase the liabilities of the Plan by reason of an increase in benefits or establishment of new benefits.

(c)

Limitations Applicable if the Plan Sponsor Is in Bankruptcy. Notwithstanding any other provisions of the Plan, a Participant or Beneficiary is not permitted to elect, and the Plan shall not pay, a single sum payment or other optional form of benefit that includes a prohibited payment with an annuity starting date that occurs during any period in which the Plan sponsor is a debtor in a case under Title 11 of the United States Code, or similar federal or state law, except for payments made within a Plan Year with an annuity starting date that occurs on or after the date on which the enrolled actuary certifies that the Plan’s adjusted funding target attainment percentage for that Plan Year is not less than 100%. In addition, during such period in which the Plan sponsor is a debtor, the Plan shall not make any payment for the purchase of an irrevocable commitment from an insurer to pay benefits or any other payment or transfer that is a prohibited payment, except for payments that occur on a date within a Plan Year that is on or after the date on which the enrolled actuary certifies that the Plan’s adjusted funding target attainment percentage for that Plan Year is not less than 100%. The limitation set forth in this paragraph (c) does not apply to any payment of a benefit which under Code Section 411(a)(11) may be immediately distributed without the consent of the Participant.

(d)	Provisions Applicable after Limitations Cease to Apply.

(i)

Resumption of Prohibited Payments. If a limitation on prohibited payments under paragraphs (a)(i), (b)(i), or (c) applied to the Plan as of a section 436 measurement date, but that limit no longer applies to the Plan as of a later section 436 measurement date, then that limitation does not apply to benefits with annuity starting dates that are on or after that later section 436 measurement date.

(ii)

Resumption of Benefit Accruals. If a limitation on benefit accruals under paragraph (b)(iii) applied to the Plan as of a section 436 measurement date, but that limitation no longer applies to the Plan as of a later section 436 measurement date, then benefit accruals shall resume prospectively and that limitation does not apply to benefit accruals that are based on service on or after that later section 436 measurement date, except as otherwise provided under the Plan. The Plan shall comply with the rules relating to partial years of participation and the prohibition on double proration under Department of Labor regulations Sections 2530.204-2(c) and 2530.204-2(d).

(iii)

Shutdown and Other Unpredictable Contingent Event Benefits. If an unpredictable contingent event benefit with respect to an unpredictable contingent event that occurs during the Plan Year is not permitted to be paid after the occurrence of the event because of the limitation of paragraph (b)(ii) above, but is permitted to be paid later in the same Plan Year (as a result of additional contributions or pursuant to the enrolled actuary’s certification of the adjusted funding target attainment percentage for the Plan Year that meets the requirements of Treasury regulations Section 1.436-1(g)(5)(ii)(B)), then that unpredictable contingent event benefit shall be paid, retroactive to the period that benefit would have been payable under the terms of the Plan (determined without regard to paragraph (b)(ii) above). If the unpredictable contingent event benefit does not become payable during the Plan Year in accordance with the preceding sentence, then the Plan is treated as if it does not provide for that benefit and, thus, no unpredictable contingent event benefit shall be payable.

(iv)

Treatment of Plan Amendments that Do Not Take Effect. If a Plan amendment does not take effect as of the effective date of the amendment because of the limitation of paragraphs (a)(ii) or (b)(iii), but is permitted to take effect later in the same Plan Year (as a result of additional contributions or pursuant to the enrolled actuary’s certification of the adjusted funding target attainment percentage for the Plan Year that meets the requirements of Treasury regulations Section 1.436-1(g)(5)(ii)(C)), then the Plan amendment must automatically take effect as of the first day of the Plan Year (or, if later, the original effective date of the amendment). If the Plan amendment cannot take effect during the same Plan Year, then it shall be treated as if it were never adopted, unless the Plan amendment provides otherwise.

(e)

Notice Requirement. The Administrative Committee, as the Plan administrator, shall comply with ERISA Section 101(j) regarding the requirement that the Plan administrator provide a written notice to Participants and Beneficiaries within 30 days after certain specified dates if the Plan has become subject to a limitation described in paragraphs (a)(i), (b), or (c) above.

(f)

Methods to Avoid or Terminate Benefit Limitations. Curtiss-Wright Corporation, as the Plan sponsor, shall comply with Code Sections 436(b)(2), (c)(2), (e)(2), and (f), and Treasury regulations Section 1.436-1(f), regarding employer contributions and other methods to avoid or terminate the application of the limitations set forth in paragraphs (a) through (c) above for a Plan Year. In general, the methods a Plan sponsor may use to avoid or terminate one or more of the benefit limitations under paragraphs (a) through (c) above for a Plan Year include employer contributions and elections to increase the amount of Plan assets which are taken into account in determining the adjusted funding target attainment percentage, making an employer contribution that is specifically designated as a current year contribution that is made to avoid or terminate application of certain of the benefit limitations, or providing security to the Plan.

(g)	Special Rules.

	(i)	Rules of Operation for Periods Prior to and after Certification of Plan’s Adjusted Funding Target Attainment Percentage.

		(A)	In General. Code Section 436(h) and Treasury regulations Section 1.436-1(h) set forth a series of presumptions that apply for purposes of this Article 7.12:

			(I)	Before the enrolled actuary issues a certification of the Plan’s adjusted funding target attainment percentage for the Plan Year; and

(II)

If the enrolled actuary does not issue a certification of the Plan’s adjusted funding target attainment percentage for the Plan Year before the first day of the tenth month of the Plan Year (or if the enrolled actuary issues a range certification for the Plan Year pursuant to Treasury regulations Section 1.436-1(h)(4)(ii) but does not issue a certification of the specific adjusted funding target attainment percentage for the Plan by the last day of the Plan Year).

For any period during which a presumption under Code Section 436(h) and Treasury regulations Section 1.436-1(h) applies to the Plan, the limitations under paragraphs (a) through (c) above are applied to the Plan as if the adjusted funding target attainment percentage for the Plan Year were the presumed adjusted funding target attainment percentage determined under the rules of Code Section 436(h) and Treasury regulations Section 1.436-1(h)(1), (2), or (3). These presumptions are set forth in subparagraphs (B) through (D) below.

(B)

Presumption of Continued Underfunding Beginning First Day of Plan Year. If a limitation under paragraphs (a), (b), or (c) above applied to the Plan on the last day of the preceding Plan Year, then, commencing on the first day of the current Plan Year and continuing until the enrolled actuary issues a certification of the adjusted funding target attainment percentage for the Plan for the current Plan Year, or, if earlier, the date subparagraphs (C) or (D) below apply to the Plan:

(I)

The adjusted funding target attainment percentage of the Plan for the current Plan Year is presumed to be the adjusted funding target attainment percentage in effect on the last day of the preceding Plan Year; and

	(II)	The first day of the current Plan Year is a section 436 measurement date.

(C)

Presumption of Underfunding Beginning First Day of Fourth Month. If the enrolled actuary has not issued a certification of the adjusted funding target attainment percentage for the Plan Year before the first day of the fourth month of the Plan Year and the Plan’s adjusted funding target attainment percentage for the preceding Plan Year was either at least 60% but less than 70%, or at least 80% but less than 90%, or is described in Treasury regulations Section 1.436-1(h)(2)(ii), then, commencing on the first day of the fourth month of the current Plan Year and continuing until the enrolled actuary issues a certification of the adjusted funding target attainment percentage for the Plan for the current Plan Year, or, if earlier, the date subparagraph (D) below applies to the Plan:

(I)

The adjusted funding target attainment percentage of the Plan for the current Plan Year is presumed to be the Plan’s adjusted funding target attainment percentage for the preceding Plan Year reduced by 10 percentage points; and

	(II)	The first day of the fourth month of the current Plan Year is a section 436 measurement date.

(D)

Presumption of Underfunding on and after First Day of Tenth Month. If the enrolled actuary has not issued a certification of the adjusted funding target attainment percentage for the Plan Year before the first day of the tenth month of the Plan Year (or if the enrolled actuary has issued a range certification for the Plan Year pursuant to Treasury regulations Section 1.436-1(h)(4)(ii) but has not issued a certification of the specific adjusted funding target attainment percentage for the Plan by the last day of the Plan Year), then, commencing on the first day of the tenth month of the current Plan Year and continuing through the end of the Plan Year:

		(I)	The adjusted funding target attainment percentage of the Plan for the current Plan Year is presumed to be less than 60%; and

		(II)	The first day of the tenth month of the current Plan Year is a section 436 measurement date.

(ii)	New Plans, Plan Termination, Certain Frozen Plans, and Other Special Rules.

(A)

First Five Plan Years. The limitations in paragraphs (a)(ii), (b)(ii), and (b)(iii) do not apply to a new plan for the first five Plan Years of the plan, determined under the rules of Code Section 436(i) and Treasury regulations Section 1.436-1(a)(3)(i).

(B)

Plan Termination. The limitations on prohibited payments in paragraphs (a)(i), (b)(i), and (c) do not apply to prohibited payments that are made to carry out the termination of the Plan in accordance with applicable law. Any other limitations under this Article 7.12 do not cease to apply as a result of termination of the Plan.

(C)

Exception to Limitations on Prohibited Payments under Certain Frozen Plans. The limitations on prohibited payments set forth in paragraphs (a)(i), (b)(i), and (c) do not apply for a Plan Year if the terms of the Plan, as in effect for the period beginning on September 1, 2005, and continuing through the end of the Plan Year, provide for no benefit accruals with respect to any Participant. This subparagraph (C) shall cease to apply as of the date any benefits accrue under the Plan or the date on which a Plan amendment that increases benefits takes effect.

(D)

Special Rules Relating to Unpredictable Contingent Event Benefits and Plan Amendments Increasing Benefit Liability. During any period in which none of the presumptions under paragraph (g)(i) apply to the Plan and the enrolled actuary has not yet issued a certification of the Plan’s adjusted funding target attainment percentage for the Plan Year, the limitations under paragraphs (a)(ii) and (b)(ii) shall be based on the inclusive presumed adjusted funding target attainment percentage for the Plan, calculated in accordance with the rules of Treasury regulations Section 1.436-1(g)(2)(iii).

			(iii)	Special Rules under Preservation of Access to Care for Medicare Beneficiaries and Pension Relief Act of 2010 (“PRA 2010”).

(A)

Payments under Social Security Leveling Options. For purposes of determining whether the limitations under paragraphs (a)(i) or (b)(i) apply to payments under a Social Security leveling option, within the meaning of Code Section 436(j)(3)(C)(i), the adjusted funding target attainment percentage for a Plan Year shall be determined in accordance with the “Special Rule for Certain Years” under Code Section 436(j)(3) and any Treasury regulations or other published guidance thereunder issued by the Internal Revenue Service.

(B)

Limitation on Benefit Accruals. For purposes of determining whether the accrual limitation under paragraph (b)(iii) applies to the Plan, the adjusted funding target attainment percentage for a Plan Year shall be determined in accordance with the “Special Rule for Certain Years” under Code Section 436(j)(3) (except as provided under Section 203(b) of PRA 2010, if applicable).

			(iv)	Interpretation of Provisions. The limitations imposed by this Article 7.12 shall be interpreted and administered in accordance with Code Section 436 and Treasury regulations Section 1.436-1.

		(h)	Definitions. The definitions in the following Treasury regulations apply for purposes of paragraphs (a) through (g):

			(i)	Section 1.436-1(j)(1), defining adjusted funding target attainment percentage;

			(ii)	Section 1.436-1(j)(2), defining annuity starting date;

			(iii)	Section 1.436-1(j)(6), defining prohibited payment;

			(iv)	Section 1.436-1(j)(8), defining section 436 measurement date; and

			(v)	Section 1.436-1(j)(9), defining an unpredictable contingent event and an unpredictable contingent event benefit.

(i)

Effective Date. The rules in this Article 7.12 are effective for Plan Years beginning after December 31, 2009. The requirements of Code Section 436 are hereby incorporated by reference in the Plan for earlier Plan Years beginning after December 31, 2007.

2.	Effective January 1, 2012, Article 8.01(d) of the CWC Component is amended and restated in its entirety to read as follows:

	(d)	In the event a Participant entitled to a death benefit under paragraph (a) dies with his estate as his Beneficiary, the death benefit shall be calculated assuming the

Beneficiary is the same age as the Participant and, in lieu of the annuity form of payment, the death benefit shall be paid in one lump sum under Article 8.03.

3.	Effective December 31, 2013, Article 9.01 of the CWC Component is amended by adding new paragraph (e) at the end thereof to read as follows:

(e)

Notwithstanding any provision of this Plan to the contrary, an Employee whose employment is covered by a collective bargaining agreement to which the Company is a party and which provides for coverage under the Plan and who is hired or rehired by, or transferred to, the Company’s Target Rock operations after December 31, 2013, shall not be eligible to participate in and accrue any benefits under the Plan while employed at such operations.

4.

Effective December 31, 2013, Article 9.02(a)(v) (“Target Rock Corporation”) of the CWC Component is amended by revising the opening portion of the first sentence preceding “(A)” therein to read as follows:

With respect to any such pensioner whose Credited Service was with Target Rock Corporation, subsequently known as Curtiss-Wright Flow Control Corporation, and except as otherwise provided in Article 9.01(e):

5.

Effective January 1, 2012, Article 9.02(a)(v) (“Target Rock Corporation”) of the CWC Component is amended by adding new paragraphs (S), (T), (U), and (V) at the end thereof to read, respectively, as follows:

(S)

$47.00 multiplied by his years of Credited Service with Curtiss-Wright Flow Control Corporation on or after January 1, 2012, for any pension payments due for months commencing on or after January 1, 2012.

(T)

$49.00 multiplied by his years of Credited Service with Curtiss-Wright Flow Control Corporation on or after January 1, 2013, for any pension payments due for months commencing on or after January 1, 2013.

(U)

$51.00 multiplied by his years of Credited Service with Curtiss-Wright Flow Control Corporation on or after January 1, 2014, for any pension payments due for months commencing on or after January 1, 2014.

(V)

$54.00 multiplied by his years of Credited Service with Curtiss-Wright Flow Control Corporation on or after January 1, 2015, for any pension payments due for months commencing on or after January 1, 2015.

6.	Effective January 1, 2012, Schedule G 1 of the CWC Component is amended by revising the opening portion of the first sentence preceding the numbered items therein to read as follows:

The monthly amount of such deferred pension commencing at age 65 for an employee at the Wood-Ridge Facility eligible therefor in accordance with Article 9.02(d)(ii) shall be as follows:

7.		Effective January 1, 2012, Schedule G 2 of the CWC Component is amended by revising the opening portion of the first sentence preceding the numbered items therein to read as follows:

The monthly amount of such deferred pension commencing at age 65 for an employee at the Buffalo Facility eligible therefor in accordance with Article 9.02(d)(ii) shall be as follows:

8.		Effective January 1, 2012, Schedule G 3 of the CWC Component is amended by revising the opening portion of the first sentence preceding the numbered items therein to read as follows:

The monthly amount of such deferred pension commencing at age 65 for an employee at the Curtiss-Wright Flight Systems Facility eligible therefor in accordance with Article 9.02(d)(ii) shall be as follows:

9.		Effective January 1, 2012, Schedule G 4 of the CWC Component is amended by revising the opening portion of the first sentence preceding the numbered items therein to read as follows:

The monthly amount of such deferred pension commencing at age 65 for an employee at the Target Rock Facility eligible therefor in accordance with Article 9.02(d)(ii) shall be as follows:

10.		Effective January 1, 2012, Schedule G 4 of the CWC Component is amended by adding the following at the end of paragraph 7:

$47.00 multiplied by his years of Credited Service on or after January 1, 2012.

$49.00 multiplied by his years of Credited Service on or after January 1, 2013.

$51.00 multiplied by his years of Credited Service on or after January 1, 2014.

$54.00 multiplied by his years of Credited Service on or after January 1, 2015.

11.		Effective November 1, 2012, Schedule J of the CWC Component is amended by adding new paragraphs 47, 48, and 49 at the end thereof to read, respectively, as follows:

	47.	Penny and Giles Drives Technology

(a)

Notwithstanding any provision in this Plan to the contrary, the following rules shall apply to an Employee hired on November 1, 2012, whose immediate prior service was with Penny and Giles Drives Technology (“PGDT”) and who was employed by such entity at such date:

(i)

Such an Employee shall be eligible to participate in the Plan following the date he or she completes his or her Year of Eligibility Service, which Year of Eligibility Service shall include such prior service, and shall remain eligible so long as he or she continues to satisfy the eligibility requirements in Article 2.01, provided, however, that such an Employee shall not accrue any benefits under the Plan, except for benefits determined in accordance with Article 4.

(ii)

For purposes of determining Vesting Years of Service, vesting service shall commence with his or her most recent date of hire with PGDT immediately prior to its acquisition by Curtiss-Wright Corporation.

(b)

Notwithstanding any provision in this Plan to the contrary, an Employee at the PGDT operations and facilities acquired by Curtiss-Wright Corporation who is not an Employee described in paragraph (a), shall be eligible to become a Participant in accordance with Article 2.01, but shall not accrue any benefits under the Plan, except for benefits determined in accordance with Article 4.

48.	AP Services, LLC

(a)

Notwithstanding any provision in this Plan to the contrary, the following rules shall apply to an Employee hired on November 5, 2012, whose immediate prior service was with AP Services, LLC or an affiliate thereof (“AP”) and who was employed by such entity at such date:

(i)

Such an Employee shall be eligible to participate in the Plan following the date he or she completes his or her Year of Eligibility Service, which Year of Eligibility service shall include such prior service, and shall remain eligible so long as he or she continues to satisfy the eligibility requirements in Article 2.01, provided, however, that such an Employee shall not accrue any benefits under the Plan, except for benefits determined in accordance with Article 4 effective for periods beginning on or after January 1, 2013.

(ii)

For purposes of determining Vesting Years of Service, vesting service shall commence with his or her most recent date of hire with AP immediately prior to its acquisition by Curtiss-Wright Corporation.

(b)

Notwithstanding any provision in this Plan to the contrary, an Employee at the AP operations and facilities acquired by Curtiss-Wright Corporation who is not an Employee described in paragraph (a), shall be eligible to become a Participant in accordance with Article 2.01, but shall not accrue any benefits under the Plan, except for benefits determined in accordance with Article 4 effective for periods beginning on or after January 1, 2013.

49.	Cimarron Energy Inc.

Notwithstanding any provision in this Plan to the contrary:

(a)

For purposes of determining Years of Eligibility Service and Vesting Years of Service with respect to any Employee who became an Employee on November 26, 2012, whose immediate prior service was with Cimarron Energy Inc. (“Cimarron”) or an affiliate thereof, and who was employed by such entity at such date, service shall commence with his or her most recent date of hire with such entity immediately prior to its acquisition by Curtiss-Wright Corporation.

(b)

An Employee at the operations and facilities that were acquired by Curtiss-Wright Corporation in its acquisition of Cimarron, whether or not such Employee is described in paragraph (a) above, shall not be eligible to participate in and accrue any benefits under the Plan while employed at such operations and facilities.

EMD Component

The EMD Component is amended as follows:

1.	Effective January 1, 2014, the first sentence of Section 3 is amended to read as follows:

All Employees are eligible to participate in the Plan and to elect to make contributions thereunder, except as provided hereinbelow.

2.	Effective January 1, 2014, Section 3 (as amended hereinabove) is further amended by adding new paragraphs G and H at the end thereof to read, respectively, as follows:

G.

No Employee hired or rehired by, or transferred to, an Employer on or before December 31, 2013, shall be eligible to participate in the Plan after January 1, 2014, unless he has timely filed an election to participate in the Plan that is effective on or before January 1, 2014. Such election must be filed in accordance with the Plan on or before the later of December 31, 2013, or (if applicable) the last day of the 30-day period specified in Section 3.A.

	H.	No Employee hired or rehired by, or transferred to, an Employer on or after January 1, 2014, shall be eligible to participate in the Plan.

3.	Effective January 1, 2010, Section 17.K is amended and restated in its entirety to read as follows:

	K.	Limitations Based on Funded Status of the Plan

Notwithstanding any provision of the Plan to the contrary, the following provisions shall apply as required by Section 436 of the Code effective for Plan Years beginning on or after January 1, 2010:

1.

Limitations Applicable if Plan’s Adjusted Funding Target Attainment Percentage Is Less than 80%, but Not Less than 60%. Notwithstanding any other provisions of the Plan, if the Plan’s adjusted funding target attainment percentage for a Plan Year is less than 80% (or would be less than 80% to the extent described in paragraph (b) below) but is not less than 60%, then the limitations set forth in this Section 17.K apply.

(a)

50% Limitation on Single Sum Payments, Other Accelerated Forms of Distribution, and Other Prohibited Payments. A Participant or Beneficiary is not permitted to elect, and the Plan shall not pay, a single sum payment or other optional form of benefit that includes a prohibited payment with an annuity starting date on or after the applicable section 436 measurement date, and the Plan shall not make any payment for the purchase of an irrevocable commitment from an insurer to pay benefits or any other payment or transfer that is a prohibited payment, unless the present value of the portion of the benefit that is being paid in a prohibited payment does not exceed the lesser of:

		(1)	50% of the present value of the benefit payable in the optional form of benefit that includes the prohibited payment; or

		(2)	100% of the PBGC maximum benefit guarantee amount (as defined in Treasury regulations Section 1.436-1(d)(3)(iii)(C).

The limitation set forth in this paragraph (a) does not apply to any payment of a benefit which under Code Section 411(a)(11) may be immediately distributed without the consent of the Participant.

If an optional form of benefit that is otherwise available under the terms of the Plan is not available to a Participant or Beneficiary as of the annuity starting date because of the application of the requirements of this paragraph (a), the Participant or Beneficiary is permitted to elect to bifurcate the benefit into unrestricted and restricted portions (as described in Treasury regulations Section 1.436-1(d)(3)(iii)(D)). The Participant or Beneficiary may also elect any other optional form of benefit otherwise available under the Plan at that annuity starting date that would satisfy the 50%/PBGC maximum benefit guarantee amount limitation described in this paragraph (a), or may elect to defer the entire benefit in accordance with any general right to defer commencement of benefits under the Plan.

(b)

Plan Amendments Increasing Liability for Benefits. No amendment to the Plan that has the effect of increasing liabilities of the Plan by reason of increases in benefits, establishment of new benefits, changing the rate of benefit accrual, or changing the rate at which benefits become nonforfeitable shall take effect in a

Plan Year if the adjusted funding target attainment percentage for the Plan Year is:

		(1)	Less than 80%; or

		(2)	80% or more, but would be less than 80% if the benefits attributable to the amendment were taken into account in determining the adjusted funding target attainment percentage.

The limitation set forth in this paragraph (b) does not apply to any Plan amendment that provides a benefit increase under a Plan formula that is not based on compensation, provided that the rate of such increase does not exceed the contemporaneous rate of increase in the average wages of Participants covered by the amendment.

2.

Limitations Applicable if Plan’s Adjusted Funding Target Attainment Percentage Is Less than 60%. Notwithstanding any other provisions of the Plan, if the Plan’s adjusted funding target attainment percentage for a Plan Year is less than 60% (or would be less than 60% to the extent described in paragraph (b) below), then the limitations in this subparagraph 2 apply.

(a)

Single Sums, Other Accelerated Forms of Distribution, and Other Prohibited Payments Not Permitted. A Participant or Beneficiary is not permitted to elect, and the Plan shall not pay, a single sum payment or other optional form of benefit that includes a prohibited payment with an annuity starting date on or after the applicable section 436 measurement date, and the Plan shall not make any payment for the purchase of an irrevocable commitment from an insurer to pay benefits or any other payment or transfer that is a prohibited payment. The limitation set forth in this paragraph (a) does not apply to any payment of a benefit which under Code Section 411(a)(11) may be immediately distributed without the consent of the Participant.

(b)

Shutdown Benefits and Other Unpredictable Contingent Event Benefits Not Permitted to Be Paid. An unpredictable contingent event benefit with respect to an unpredictable contingent event occurring during a Plan Year shall not be paid if the adjusted funding target attainment percentage for the Plan Year is:

		(1)	Less than 60%; or

(2)

60% or more, but would be less than 60% if the adjusted funding target attainment percentage were redetermined applying an actuarial assumption that the likelihood of occurrence of the unpredictable contingent event during the Plan Year is 100%.

(c)

Benefit Accruals Frozen. Benefit accruals under the Plan shall cease as of the applicable section 436 measurement date. In addition, if the Plan is required to cease benefit accruals under this paragraph (c), then the Plan is not permitted to be amended in a manner that would increase the liabilities of the Plan by reason of an increase in benefits or establishment of new benefits.

3.

Limitations Applicable if the Plan Sponsor Is in Bankruptcy. Notwithstanding any other provisions of the Plan, a Participant or Beneficiary is not permitted to elect, and the Plan shall not pay, a single sum payment or other optional form of benefit that includes a prohibited payment with an annuity starting date that occurs during any period in which the Plan sponsor is a debtor in a case under Title 11 of the United States Code, or similar federal or state law, except for payments made within a Plan Year with an annuity starting date that occurs on or after the date on which the enrolled actuary certifies that the Plan’s adjusted funding target attainment percentage for that Plan Year is not less than 100%. In addition, during such period in which the Plan sponsor is a debtor, the Plan shall not make any payment for the purchase of an irrevocable commitment from an insurer to pay benefits or any other payment or transfer that is a prohibited payment, except for payments that occur on a date within a Plan Year that is on or after the date on which the enrolled actuary certifies that the Plan’s adjusted funding target attainment percentage for that Plan Year is not less than 100%. The limitation set forth in this subparagraph 3 does not apply to any payment of a benefit which under Code Section 411(a)(11) may be immediately distributed without the consent of the Participant.

4.	Provisions Applicable after Limitations Cease to Apply.

(a)

Resumption of Prohibited Payments. If a limitation on prohibited payments under subparagraphs 1(a), 2(a), or 3 applied to the Plan as of a section 436 measurement date, but that limit no longer applies to the Plan as of a later section 436 measurement date, then that limitation does not apply to benefits with annuity starting dates that are on or after that later section 436 measurement date.

(b)

Resumption of Benefit Accruals. If a limitation on benefit accruals under subparagraph 2(c) applied to the Plan as of a section 436 measurement date, but that limitation no longer applies to the Plan as of a later section 436 measurement date, then benefit accruals shall resume prospectively and that limitation does not apply to benefit accruals that are based on service on or after that later section 436 measurement date, except as otherwise provided under the Plan. The Plan shall comply with the rules relating to partial years of participation and the prohibition on double proration under Department of Labor regulations Sections 2530.204-2(c) and 2530.204-2(d).

	(c)	Shutdown and Other Unpredictable Contingent Event Benefits. If an unpredictable contingent event benefit with respect to an unpredictable contingent event that occurs during the Plan Year is not permitted to be paid after the occurrence of the event because of the limitation of subparagraph 2(b) above, but is permitted to be paid later in the same Plan Year (as a result of additional contributions or pursuant to the enrolled actuary’s certification of the adjusted funding target attainment percentage for the Plan Year that meets the requirements of Treasury regulations Section 1.436-1(g)(5)(ii)(B)), then that unpredictable contingent event benefit shall be paid, retroactive to the period that benefit would have been payable under the terms of the Plan (determined without regard to subparagraph 2(b) above). If the unpredictable contingent event benefit does not become payable during the Plan Year in accordance with the preceding sentence, then the Plan is treated as if it does not provide for that benefit and, thus, no unpredictable contingent event benefit shall be payable.

(d)

Treatment of Plan Amendments that Do Not Take Effect. If a Plan amendment does not take effect as of the effective date of the amendment because of the limitation of subparagraphs 1(b) or 2(c), but is permitted to take effect later in the same Plan Year (as a result of additional contributions or pursuant to the enrolled actuary’s certification of the adjusted funding target attainment percentage for the Plan Year that meets the requirements of Treasury regulations Section 1.436-1(g)(5)(ii)(C)), then the Plan amendment must automatically take effect as of the first day of the Plan Year (or, if later, the original effective date of the amendment). If the Plan amendment cannot take effect during the same Plan Year, then it shall be treated as if it were never adopted, unless the Plan amendment provides otherwise.

5.

Notice Requirement. The Administrative Committee, as the Plan administrator, shall comply with ERISA Section 101(j) regarding the requirement that the Plan administrator provide a written notice to Participants and Beneficiaries within 30 days after certain specified dates if the Plan has become subject to a limitation described in subparagraphs 1(a), 2, or 3 above.

6.

Methods to Avoid or Terminate Benefit Limitations. Curtiss-Wright Corporation, as the Plan sponsor, shall comply with Code Sections 436(b)(2), (c)(2), (e)(2), and (f), and Treasury regulations Section 1.436-1(f), regarding employer contributions and other methods to avoid or terminate the application of the limitations set forth in subparagraphs 1 through 3 above for a Plan Year. In general, the methods a Plan sponsor may use to avoid or terminate one or more of the benefit limitations under subparagraphs 1 through 3 above for a Plan Year include employer contributions and elections to increase the amount of Plan assets which are taken into account in determining the adjusted funding target attainment percentage, making an employer contribution that is specifically designated as a current year contribution that is made to avoid or terminate application of certain of the benefit limitations, or providing security to the Plan.

7.	Special Rules.

	(a)	Rules of Operation for Periods Prior to and after Certification of Plan’s Adjusted Funding Target Attainment Percentage.

		(1)	In General. Code Section 436(h) and Treasury regulations Section 1.436-1(h) set forth a series of presumptions that apply for purposes of this Section 17.K:

			(i)	Before the enrolled actuary issues a certification of the Plan’s adjusted funding target attainment percentage for the Plan Year; and

(ii)

If the enrolled actuary does not issue a certification of the Plan’s adjusted funding target attainment percentage for the Plan Year before the first day of the tenth month of the Plan Year (or if the enrolled actuary issues a range certification for the Plan Year pursuant to Treasury regulations Section 1.436-1(h)(4)(ii) but does not issue a certification of the specific adjusted funding target attainment percentage for the Plan by the last day of the Plan Year).

For any period during which a presumption under Code Section 436(h) and Treasury regulations Section 1.436-1(h) applies to the Plan, the limitations under subparagraphs 1 through 3 above are applied to the Plan as if the adjusted funding target attainment percentage for the Plan Year were the presumed adjusted funding target attainment percentage determined under the rules of Code Section 436(h) and Treasury regulations Section 1.436-1(h)(1), (2), or (3). These presumptions are set forth in subparagraphs (2) through (4) below.

(2)

Presumption of Continued Underfunding Beginning First Day of Plan Year. If a limitation under subparagraphs (a), (b), or (c) above applied to the Plan on the last day of the preceding Plan Year, then, commencing on the first day of the current Plan Year and continuing until the enrolled actuary issues a certification of the adjusted funding target attainment percentage for the Plan for the current Plan Year, or, if earlier, the date subparagraphs (3) or (4) below apply to the Plan:

(i)

The adjusted funding target attainment percentage of the Plan for the current Plan Year is presumed to be the adjusted funding target attainment percentage in effect on the last day of the preceding Plan Year; and

		(ii)	The first day of the current Plan Year is a section 436 measurement date.

(3)

Presumption of Underfunding Beginning First Day of Fourth Month. If the enrolled actuary has not issued a certification of the adjusted funding target attainment percentage for the Plan Year before the first day of the fourth month of the Plan Year and the Plan’s adjusted funding target attainment percentage for the preceding Plan Year was either at least 60% but less than 70%, or at least 80% but less than 90%, or is described in Treasury regulations Section 1.436-1(h)(2)(ii), then, commencing on the first day of the fourth month of the current Plan Year and continuing until the enrolled actuary issues a certification of the adjusted funding target attainment percentage for the Plan for the current Plan Year, or, if earlier, the date subparagraph (4) below applies to the Plan:

(i)

The adjusted funding target attainment percentage of the Plan for the current Plan Year is presumed to be the Plan’s adjusted funding target attainment percentage for the preceding Plan Year reduced by 10 percentage points; and

		(ii)	The first day of the fourth month of the current Plan Year is a section 436 measurement date.

(4)

Presumption of Underfunding on and after First Day of Tenth Month. If the enrolled actuary has not issued a certification of the adjusted funding target attainment percentage for the Plan Year before the first day of the tenth month of the Plan Year (or if the enrolled actuary has issued a range certification for the Plan Year pursuant to Treasury regulations Section 1.436-1(h)(4)(ii) but has not issued a certification of the specific adjusted funding target attainment percentage for the Plan by the last day of the Plan Year), then, commencing on the first day of the tenth month of the current Plan Year and continuing through the end of the Plan Year:

		(i)	The adjusted funding target attainment percentage of the Plan for the current Plan Year is presumed to be less than 60%; and

		(ii)	The first day of the tenth month of the current Plan Year is a section 436 measurement date.

(b)	New Plans, Plan Termination, Certain Frozen Plans, and Other Special Rules.

(1)

First Five Plan Years. The limitations in subparagraphs 1(b), 2(b), and 2(c) do not apply to a new plan for the first five Plan Years of the plan, determined under the rules of Code Section 436(i) and Treasury regulations Section 1.436-1(a)(3)(i).

(2)

Plan Termination. The limitations on prohibited payments in subparagraphs 1(a), 2(a), and 3 do not apply to prohibited payments that are made to carry out the termination of the Plan in accordance with applicable law. Any other limitations under this Section 17.K of the Plan do not cease to apply as a result of termination of the Plan.

(3)

Exception to Limitations on Prohibited Payments under Certain Frozen Plans. The limitations on prohibited payments set forth in subparagraphs 1(a), 2(a), and 3 do not apply for a Plan Year if the terms of the Plan, as in effect for the period beginning on September 1, 2005, and continuing through the end of the Plan Year, provide for no benefit accruals with respect to any Participant. This subparagraph (3) shall cease to apply as of the date any benefits accrue under the Plan or the date on which a Plan amendment that increases benefits takes effect.

(4)

Special Rules Relating to Unpredictable Contingent Event Benefits and Plan Amendments Increasing Benefit Liability. During any period in which none of the presumptions under subparagraph 7(a) apply to the Plan and the enrolled actuary has not yet issued a certification of the Plan’s adjusted funding target attainment percentage for the Plan Year, the limitations under subparagraphs 1(b) and 2(b) shall be based on the inclusive presumed adjusted funding target attainment percentage for the Plan, calculated in accordance with the rules of Treasury regulations Section 1.436-1(g)(2)(iii).

(c)	Special Rules under Preservation of Access to Care for Medicare Beneficiaries and Pension Relief Act of 2010 (“PRA 2010”).

(1)

Payments under Social Security Leveling Options. For purposes of determining whether the limitations under subparagraphs 1(a) or 2(a) apply to payments under a Social Security leveling option, within the meaning of Code Section 436(j)(3)(C)(i), the adjusted funding target attainment percentage for a Plan Year shall be determined in accordance with the “Special Rule for Certain Years” under Code Section 436(j)(3) and any Treasury regulations or other published guidance thereunder issued by the Internal Revenue Service.

(2)

Limitation on Benefit Accruals. For purposes of determining whether the accrual limitation under subparagraph 2(c) applies to the Plan, the adjusted funding target attainment percentage for a Plan Year shall be determined in accordance with the “Special Rule for Certain Years” under Code Section 436(j)(3) (except as provided under Section 203(b) of PRA 2010, if applicable).

	(d)	Interpretation of Provisions. The limitations imposed by this Section 17.K shall be interpreted and administered in accordance with Code Section 436 and Treasury regulations Section 1.436-1.

8.	Definitions. The definitions in the following Treasury regulations apply for purposes of subparagraphs 1 through 7:

	(a)	Section 1.436-1(j)(1), defining adjusted funding target attainment percentage;

	(b)	Section 1.436-1(j)(2), defining annuity starting date;

	(c)	Section 1.436-1(j)(6), defining prohibited payment;

	(d)	Section 1.436-1(j)(8), defining section 436 measurement date; and

	(e)	Section 1.436-1(j)(9), defining an unpredictable contingent event and an unpredictable contingent event benefit.

9.

Effective Date. The rules in this Section 17.K are effective for Plan Years beginning after December 31, 2009. The requirements of Code Section 436 are hereby incorporated by reference in the Plan for earlier Plan Years beginning after December 31, 2007.

Except to the extent amended by this Instrument of Amendment, the Plan shall remain in full force and effect.

IN WITNESS WHEREOF, this amendment has been executed on this ____ day of __________________, 2012.

Curtiss-Wright Corporation
Administrative Committee

By:

Date: